Exhibit 10.1

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
AND

FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTY
AND

BORROWING BASE REDETERMINATION

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTY AND BORROWING BASE REDETERMINATION (herein called this “Amendment”) is made as of December 16, 2013 by and among Warren Resources, Inc., a Maryland corporation (the “Borrower”), each Lender party hereto as set forth on the signature pages hereto, Bank of Montreal, as Administrative Agent and LC Issuer, and each Guarantor party hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders, Administrative Agent and LC Issuer are party to that certain Second Amended and Restated Credit Agreement dated as of December 15, 2011 (as amended, supplemented or modified from time to time prior to the date hereof, the “Original Agreement”), whereby the LC Issuer became obligated to issue Letters of Credit for the account of the Borrower and the Lenders became obligated to make loans to the Borrower as therein provided;

WHEREAS, the Guarantors and Administrative Agent, are party to that certain Amended and Restated Guaranty dated as of November 19, 2007, as ratified by that certain Ratification of Guaranty and Pledge dated as of December 15, 2011 (such Amended and Restated Guaranty as ratified, and as further amended, supplemented or modified from time to time prior to the date hereof, the “Original Guaranty”), for the purpose and consideration therein expressed; and

WHEREAS, the Borrower, Administrative Agent and the Lenders desire to set forth the redetermination of the Borrowing Base, and the Borrower, Administrative Agent, LC Issuer and the Lenders desire to amend the Commitment Annex to set forth a revised annex of each Lender’s Revolving Loan Commitment Amount and Revolving Loan Commitment Percentage thereunder;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans and other credit which may hereafter be made by the Lenders and LC Issuer to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

[FIRST AMENDMENT TO CREDIT AGREEMENT]

ARTICLE I.

DEFINITIONS AND REFERENCES

Section 1.1.                                                               Defined Terms.  Unless the context otherwise requires, capitalized terms used in this Amendment shall have the meanings assigned to them either in the preamble and recitals hereto or in the Original Agreement, as applicable.

ARTICLE II.

AMENDMENTS TO ORIGINAL AGREEMENT AND ORIGINAL GUARANTY AND BORROWING BASE REDETERMINATION

Section 2.1.                                 Defined Terms.

(a)                                 The following sentence is hereby added to the end of the definition of “Obligations” in Section 1.1 of the Original Agreement:

Notwithstanding the above, when used with reference to any Guarantor, the term “Obligations” excludes any Excluded Swap Obligations with respect to such Guarantor.

(b)                                 The following new definitions are hereby added to Section 1.1 of the Original Agreement in appropriate alphabetical order to read as follows:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute, or any rule, regulation or order of the U.S. Commodity Futures Trading Commission (or the application or official interpretation of any thereof).

“Eligible Contract Participant” means, with respect to any Swap, a Person that is an “eligible contract participant”, as defined in the Commodity Exchange Act, with respect to such Swap.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guaranty by such Guarantor of, or the grant by such Guarantor of a security interest or lien to secure, or the provision by such Guarantor of other support of, such Swap Obligation is or becomes illegal under the Commodity Exchange Act by virtue of such party’s failure for any reason to constitute an Eligible Contract Participant at the time such guaranty, grant of security interest or lien or provision of support of, such Swap Obligation becomes effective. If a Swap Obligation arises under a master agreement governing more than one Swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swaps for which such guaranty, grant of security interest or lien to secure or provision of other support is or becomes illegal.

“Qualified ECP Credit Party” means, in respect of any Swap Obligation, each Credit Party that has total assets exceeding $10,000,000 at the time such Swap Obligation is incurred or otherwise constitutes an “eligible contract participant”, as defined in the Commodity Exchange Act, or any regulations promulgated thereunder, at such time.

“Swap” means any “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Swap Obligation” means any obligation to pay or perform under any Swap, whether as a party to such Swap or by providing any guarantee of or provision of support for such Swap (and whether or not such obligation is pursuant to a Swap Contract entered into with any Eligible Swap Counterparty).

Section 2.2.                                                               Further Assurances;  General.  The following sentence is hereby added to the end of Section 4.10(a) of the Original Agreement:

Notwithstanding anything in this Agreement or any Security Document to the contrary, no Guarantor shall guarantee (or grant a Lien to support, as applicable) any Excluded Swap Obligations of such Guarantor for purposes of determining any obligations of such Guarantor.

Section 2.3.                                                               Application of Proceeds.  Section 8.6 of the Original Agreement is hereby amended to add a new Section 8.6(e) thereto immediately following Section 8.6(d) to read as follows:

(e)                                  Excluded Swap Obligations.  Notwithstanding anything to the contrary in this Section, to the extent that any Excluded Swap Obligations exist with respect to any Guarantor, monies or property received from such Guarantor or from the proceeds of any Collateral provided by such Guarantor may not be shared with the Eligible Swap Counterparties to the extent that doing so would violate the Commodity Exchange Act (but to the maximum extent allowed under applicable law the amounts received or recovered from the other Credit Parties will instead be allocated to the Eligible Swap Counterparties as necessary to achieve the overall ratable applications of monies and property intended by this Section but for this Subsection).

Section 2.4.                                                               Keepwell.  Article 11 of the Original Agreement is hereby amended to add a new  Section 11.18 thereto immediately following Section 11.17 to read as follows:

Section 11.18 Keepwell.

Borrower absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Credit Party that is not a Qualified ECP Credit Party to honor all of such other Credit Party’s obligations under any Financing Document in respect of Swap Obligations (provided that Borrower shall only be liable under this Section 11.18 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 11.18, or otherwise under this Agreement, as it relates to such other Credit Party, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of Borrower under this Section 11.18 shall remain in full force and effect for so long as this Agreement shall remain in effect. Borrower intends that this Section 11.18 constitute, and this Section 11.18 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

Section 2.5.                                                               Amendment to Annex A.  Annex A of the Original Agreement is hereby amended in its entirety and replaced with Annex A  attached hereto.

Section 2.6.                                                               Amendment to Original Guaranty.  The following paragraph is hereby added to the end of Article III of the Original Guaranty.

Each Qualified ECP Credit Party jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor that is not a Qualified ECP Credit Party to honor all of such other Guarantor’s obligations under this Guaranty in respect of Swap Obligations (provided that each Qualified ECP Credit Party shall only be liable under this paragraph for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this paragraph, or otherwise under this Guaranty, as it relates to such other Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Credit Party under this paragraph shall remain in full force and effect for so long as this Guaranty shall remain in effect. Each Qualified ECP Credit Party intends that this paragraph constitute, and this paragraph shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

Section 2.7.                                                               Borrowing Base.  Pursuant to Section 2.16(b) of the Original Agreement, the Required Lenders and the Administrative Agent have redetermined the Borrowing Base to be $165,000,000, which Borrowing Base shall be effective on the Effective Date set forth below and shall remain in effect until the next Determination Date or adjustment of the Borrowing Base pursuant to the Original Agreement.  The Borrower hereby accepts such Borrowing Base as so redetermined, and the Lenders party hereto, the Administrative Agent and the Borrower hereby acknowledge that this is the Scheduled Redetermination to be made as of October 1, 2013 or as soon thereafter as is reasonably practical.

ARTICLE III.

CONDITIONS OF EFFECTIVENESS

Section 3.1.                                                               Conditions to Effectiveness of Amendment.  This Amendment shall become effective (the “Effective Date”) when and only when:

(a)                                 the Administrative Agent shall have received executed counterparts of this Amendment from the Borrower, each Guarantor and the Lenders;

(b)                                 the Borrower shall have paid to the Administrative Agent, for the account of each Lender a fee in the amount equal to 0.30% times the positive remainder, if any, of (i) such

Lender’s Revolving Loan Commitment Percentage of the Borrowing Base after giving effect to the provisions of Sections 2.1 and 2.2 of this Amendment, minus (ii) such Lender’s Revolving Loan Commitment Percentage of the Borrowing Base immediately prior to giving effect to the provisions of Sections 2.1 and 2.2 of this Amendment (or if a Lender was not party to the Original Agreement prior to the effectiveness of this Amendment, zero), which fee shall be due and payable on the date hereof;

(c)                                  the representations and warranties of each Credit Party contained in the Financing Documents shall be true, correct  and complete in all material respects (or in all respects if such representation or warranty is by its terms already qualified as to materiality) on and as of the Effective Date, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date;

(d)                                 the Administrative Agent shall have received a certificate of the secretary, assistant secretary or other Responsible Officer of Borrower certifying as of the Effective Date (i) that there have been no changes to the Organizational Documents of Borrower since the Closing Date, (ii) the resolutions of Borrower approving this Amendment, and other documents executed in connection with this Amendment and the related transactions (which certification may, if applicable, be by reference to previously adopted resolutions), and (iii) the signature and incumbency certificates of the officers of Borrower (which certification may, if applicable, be by reference to previously delivered incumbency certificates);

(e)                                  the Administrative Agent shall have received a certificate of the secretary, assistant secretary or other Responsible Officer of each Guarantor certifying as of the Effective Date (i) that there have been no changes to the Organizational Documents of such Guarantor since the Closing Date, (ii) the resolutions of such Guarantor approving this Amendment, and other documents executed in connection with this Amendment and the related transactions (which certification may, if applicable, be by reference to previously adopted resolutions), and (iii) the signature and incumbency certificates of the officers of such Guarantor (which certification may, if applicable, be by reference to previously delivered incumbency certificates);

(f)                                   as of the Effective Date and immediately after, no Default or Event of Default shall have occurred and be continuing; and

(g)                                  the Administrative Agent shall have received all documents and instruments that Administrative Agent has then reasonably requested, in addition to those described in this Section 3.1 (all such additional documents and instruments shall be reasonably satisfactory to Administrative Agent in form, substance and date).

ARTICLE IV.

MISCELLANEOUS

Section 4.1.                                                               Ratification of Agreements.  By its acceptance hereof, each of the Borrower and each Guarantor hereby ratifies and confirms each Financing Document to which it is a party in all respects, after giving effect to the Borrowing Base redetermination and amendments set forth herein.  Any reference to the Original Agreement in any Financing Document shall be deemed to be a reference to the Original Agreement as hereby amended.  Any reference to the Original Guaranty in any Financing Document shall be deemed to be a reference to the Original Guaranty as hereby amended.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Original Agreement, or any other Financing Document nor constitute a waiver of any provision of the Original Agreement, or any other Financing Document.

Section 4.2.                                                               New Lender Commitments.  By its execution and delivery of this Amendment, each of Wells Fargo Bank, National Association and KeyBank National Association (each a “New Lender” and collectively, the “New Lenders”) hereby assumes all of the rights and obligations of a Lender under the Original Agreement in respect of its Revolving Loan Commitment Amount set forth on Annex A attached hereto.  The Administrative Agent, LC Issuer and the Borrower hereby consent to and approve each New Lender and the Commitment of each New Lender.

Section 4.3.                                                               New Lender Representations and Agreements.  Each New Lender hereby represents and warrants to the Administrative Agent and LC Issuer as follows:  (a) it is not the Borrower, an Affiliate of the Borrower, a Subsidiary of the Borrower, a natural person, a Defaulting Lender, an Affiliate of a Defaulting Lender, a Subsidiary of a Defaulting Lender, or a Person who, upon becoming a Lender, would constitute a Defaulting Lender, an Affiliate of a Defaulting Lender or a Subsidiary of a Defaulting Lender, (c) from and after the Effective Date, it shall be bound by the provisions of the Original Agreement (as amended hereby) as a Lender thereunder and, to the extent of its Revolving Loan Commitment Amount, shall have the obligations of a Lender thereunder, (d) it is sophisticated with respect to decisions to acquire assets of the type represented by such Revolving Loan Commitment Amount and either it, or the Person exercising discretion in making its decision to acquire such Revolving Loan Commitment Amount, is experienced in acquiring assets of such type, (e) it has received a copy of the Original Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant thereto and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, LC Issuer, or any other Lender, and (f) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Original Agreement, duly completed and executed by it; and agrees that (1) it will, independently and without reliance on the Administrative Agent, LC Issuer or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Financing Documents, and (2) it will perform in accordance with their terms all of the obligations which by the terms of the Financing Documents are required to be performed by it as a Lender.

Section 4.4.                                                               Reallocation .  The Lenders have authorized the Administrative Agent and the Borrower to make non-ratable borrowings and prepayments of the Loans, and if any such prepayment requires the payment of LIBOR Loans other than on the last day of the applicable Interest Period, the Borrower shall pay any required amounts pursuant to Section 2.7(e)(iv), in order to keep the outstanding Loans ratable with any revised Revolving Loan Commitment

Percentages arising from any nonratable increase in the Revolving Loan Commitment Amounts under this Amendment and from the Revolving Loan Commitment Amounts of the New Lenders.

Section 4.5.                                                               Survival of Agreements.  All representations, warranties, covenants and agreements of any Credit Party herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until all of the Obligations are paid in full.

Section 4.6.                                                               Financing Documents.  This Amendment is a Financing Document, and all provisions in the Original Agreement as amended hereby pertaining to Financing Documents apply hereto and thereto.

Section 4.7.                                                               Governing Law.  This Amendment shall be governed by and construed in accordance with the Laws of the State of New York.

Section 4.8.                                                               Counterparts; Fax.  This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.  This Amendment may be validly executed by facsimile or other electronic transmission.

THIS AMENDMENT AND THE OTHER FINANCING DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES HERETO.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

WARREN RESOURCES, INC.

By:	/s/ Philip A. Epstein
Philip A. Epstein
Chief Executive Officer

WARREN RESOURCES OF CALIFORNIA, INC.

By:	/s/ Philip A. Epstein
Philip A. Epstein
Chief Executive Officer

WARREN E&P, INC.

By:	/s/ Philip A. Epstein
Philip A. Epstein
Chief Executive Officer

[FIRST AMENDMENT TO CREDIT AGREEMENT]

BANK OF MONTREAL, as Administrative Agent and LC Issuer

By:	/s/ Gumaro Tijerina
Gumaro Tijerina
Director

BMO HARRIS FINANCING, INC., as a Lender

By:	/s/ Gumaro Tijerina
Gumaro Tijerina
Director

[FIRST AMENDMENT TO CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Todd S. Anderson
	Name:	Todd S. Anderson
	Title:	Vice President

[FIRST AMENDMENT TO CREDIT AGREEMENT]

CAPITAL ONE, NATIONAL ASSOCIATION., as a Lender

By:	/s/ Kristin N. Oswald
	Name:	Kristin N. Oswald
	Title:	Vice President

[FIRST AMENDMENT TO CREDIT AGREEMENT]

BOKF, N.A. DBA BANK OF OKLAHOMA, as a Lender

By:	/s/ Sonja Borodko
	Name:	Sonja Borodko
	Title:	Vice President

[FIRST AMENDMENT TO CREDIT AGREEMENT]

COMERICA BANK, as a Lender

By:	/s/ Brandon M. White
	Name:	Brandon M. White
	Title:	Assistant Vice President

[FIRST AMENDMENT TO CREDIT AGREEMENT]

SANTANDER BANK, N.A., as a Lender

By:	/s/ David O’Driscoll
	Name:	David O’Driscoll
	Title:	SVP

By:	/s/ Puiki Lok
	Name:	Puiki Lok
	Title:	VP

[FIRST AMENDMENT TO CREDIT AGREEMENT]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Paul J. Pace
	Name:	Paul J. Pace
	Title:	Senior Vice President

[FIRST AMENDMENT TO CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Juan Carlos Sandoval
	Name:	Juan Carlos Sandoval
	Title:	Director

[FIRST AMENDMENT TO CREDIT AGREEMENT]

Annex A

Commitment Annex
(as of December 16, 2013)

Lender	Revolving Loan Commitment Amount	Borrowing Base as of December 16, 2013	Revolving Loan Commitment Percentage
BMO Harris Financing, Inc.	$54,045,455	$29,725,000	18.01515152%
U.S. Bank National Association	$54,045,455	$29,725,000	18.01515152%
Capital One, National Association	$47,454,545	$26,100,000	15.81818182%
BOKF, N.A. dba Bank of Oklahoma	$36,909,091	$20,300,000	12.30303030%
Comerica Bank	$36,909,091	$20,300,000	12.30303030%
Santander Bank, N.A.	$34,272,727	$18,850,000	11.42424242%
KeyBank National Association	$18,181,818	$10,000,000	6.06060606%
Wells Fargo Bank, National Association	$18,181,818	$10,000,000	6.06060606%
TOTALS	$300,000,000	$165,000,000	100%